February 13, 1998

Hilliard Lyons Growth Fund

Dear Shareholder:

  It is a pleasure to report investment results for 1997 for the Hilliard Lyons Growth Fund. The net asset value per share of the Fund increased by 40.4% with the dividend included. This compares favorably with the 33.4% gain in the S&P 500 Index, the benchmark by which we judge our success. The Fund has achieved an annualized return of 30.3% over the past three years and 18.7% over the last five. The favorable performance relative to the S&P 500 Index for 1997 is discussed below.

  This year's growth has generated positive publicity for the Fund and satisfying reviews from the mutual fund rating services. Morningstar, perhaps the most often cited such service, rates the Hilliard Lyons Growth Fund five stars, its highest rating, for the past year and the past three years. Similarly high ratings have been earned from the other services, particularly those which attempt to measure risk as well as absolute return. These reviews have prompted a pick-up in incoming cash flow from new investors. The rate of inflow is manageable and, if it remains approximately the same, will not be an impediment to executing our plans effectively. Long term, the inflows will tend to reduce expenses as a percentage of Fund assets as fixed expenses are spread over a larger asset base.

1997

  The Hilliard Lyons Growth Fund's good performance relative to the S&P 500 Index was the result of several factors, the most important of which was fine operating results for the companies in which the Fund has invested. Earnings for many of the Fund's holdings advanced at a fifteen to twenty percent rate. Another reason for the Fund's relative success in 1997 was a concentration in the financial services area. This group posted particularly strong results over the past year.

  As 1997 drew to a close, turmoil in the smaller nations of Southeast Asia generated great anxiety in investors throughout the world. The Fund's holdings tend to be in high quality businesses with strong finances and predictable earnings growth. Such companies were natural havens for stock investors who wanted to remain in equities and also feel secure. Since these are just the sort of companies we've always emphasized, our major holdings finished the year with a bang. The last factor which played a role in our relative success was the good fortune to have two major holdings selected for the S&P 500 Index this year. Such an action often produces a jump in price since index funds must accumulate a position in the company as rapidly as possible. We had the particular good fortune of having Cincinnati Financial, by far our largest holding, added to the Index. The day it was announced that Cincinnati Financial would be included in the Index, it jumped by more than 20%--a big help in making the Fund's already fine year an extraordinary one. Of a more subtle and profound nature, Cincinnati Financial's performance in 1997 validates our earlier decision to make the Fund non-diversified in structure, a strategy which allows us to concentrate our holdings. Though we cannot predict when and how this flexibility will be again employed, we think it is a great advantage to the Fund.

OUTLOOK

  Shakespeare wrote that there is a tide in the affairs of men. Indeed, it seems so in the world of commerce and investment. We believe that a high tide of economic optimism was reached in the middle of the year. Such optimism explains the rhythms which characterize economic cycles. The businessman who experiences particularly strong demand for his product builds a new plant, increases the inventory he carries, increases his advertising and so forth. Such activities usually involve the use of credit. Consumers, feeling a greater sense of well being, expand their purchases and become more confident of their ability to handle greater debt. At the other extreme, gloomy perception fosters contraction that is a mirror image of the expansion mode. The cycle changes when economic behavior is so bold that it is irrational. It is probably fair to generalize that emotional extremes are exaggerated when played out by youthful participants who are uninitiated as to how their hopes and fears may occasionally run away with themselves.

  The collapse in the Asian economies such as Thailand, Malaysia, Indonesia, South Korea, and others offers a clear study in how optimistic assumptions ultimately lead to big trouble. Most glaringly, businessmen and customers in such countries assumed that their currencies would be freely convertible into dollars at only modestly declining rates when, in fact, the economies made such an assumption out of touch with reality. Nevertheless, acting with this assumption, businessmen expanded wildly in real estate development and industrial capacity. They face a painful liquidation of debts and rationalization of capacity. A new order will emerge in time, but for now confidence is shattered in societies booming just a year ago.

  In mature economies such as ours, we should be wise in such matters, presumably learning from past follies of our own. Still, the long run of good fortune in stock market returns, job creation, economic expansion, low inflation and gently falling interest rates is likely to have spawned over-confidence, particularly with consumers and equity investors. Difficult conditions are increasingly a fading and distant memory. Statistics indicate that consumers are comfortable with elevated debt levels in relation to their income, a possible indicator of over-confidence. How can that be surprising with the strong stock market, full employment, and steady expansionary prospects in the economy? The question to consider is whether our run of good luck has led to economic and financial activity based on a supreme confidence that the favorable conditions will continue forever.

  Pleased as we are with this year's results, we are mindful of the message imparted to contestants who enter center court to play their matches at Wimbledon. Over the door there is a quotation from Rudyard Kipling which says "If you can meet with Triumph and Disaster/and treat those two impostors just the same..." We suspect this message is likely lost on the younger players. But the older ones probably come to understand that in any given year the most serendipitous of events can cause the most serendipitous of outcomes, and they had best not place too much emphasis on any year's results. It is better that they work on their conditioning, their strokes, and the mental state with which they go into battle. Endless preparation is best to meet the unexpected conditions they will surely face. We will likewise adopt that point of view, remove our eyes from the scoreboard and retire to the practice courts to prepare for the challenges ahead.

  In closing, we extend a special thank you for your continued confidence in us. We greet the upcoming year with great eagerness to seize new opportunities.

  Sincerely,

  /s/ DONALD F. KOHLER                         /s/ SAMUEL C. HARVEY

  DONALD F. KOHLER                             SAMUEL C. HARVEY
  Chairman                                     President

            Comparison of Change in Value of $10,000 Investment in
               HILLIARD LYONS GROWTH FUND, INC. AND THE S&P 500
                  February 1, 1992 through December 31, 1997

                         AVERAGE ANNUAL TOTAL RETURN*
                         ----------------------------
                         1 Year       Since Inception
                         ----------------------------
                         33.77%           15.75%
                         ----------------------------

                         * Returns have been reduced by the maximum
                           sales charge of 4.75%

                                      Fund                  S&P
                                     ------                ------
                Start                 9,525                10,000
                 92                  10,185                10,966
                 93                  10,606                12,071
                 94                  10,882                12,230
                 95                  14,269                16,826
                 96                  17,125                20,692
                 97                  24,046                27,598

Past performance is not predictive of future performance.
* Annualized for the period 2-1-92 through 12-31-92.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

COMMON STOCKS -- 79.9%
--------------------------------------------------------------------------------

                                                                       Market
 Shares  Company                                             Cost       Value
 ------  -------                                             ----      ------
      CAPITAL GOODS -- 11.3%
      ----------------------------------------------------------------------
 66,000  Dover Corp. ..................................   $  928,470 $ 2,384,250
 21,000  General Electric Co. .........................      415,030   1,540,875
 16,800  Hubbell Inc. CL B ............................      408,960     828,450
 40,500  Nordson Corp. ................................    2,150,813   1,857,938
                                                          ---------- -----------
                                                           3,903,273   6,611,513
      CONSUMER DURABLE -- 5.7%
      ----------------------------------------------------------------------
 49,500  Donaldson Inc. ...............................    1,290,682   2,230,594
 40,000  Harley Davidson Inc. .........................      816,700   1,095,000
                                                          ---------- -----------
                                                           2,107,382   3,325,594
      CONSUMER NON-DURABLE -- 6.2%
      ----------------------------------------------------------------------
 45,000* Bush Boake Allen Inc. ........................    1,204,175   1,178,437
 31,000  Nike, Inc. ...................................    1,473,610   1,216,750
 33,000  PepsiCo Inc. .................................      542,948   1,202,438
                                                          ---------- -----------
                                                           3,220,733   3,597,625
      FINANCIAL -- 30.7%
      ----------------------------------------------------------------------
 27,000  American International Group Inc. ............      869,511   2,936,250
     23* Berkshire Hathaway Inc. ......................      208,980   1,058,000
 60,000  Cincinnati Financial Corp. ...................    3,394,566   8,445,000
 48,000  Federal Home Loan Mortgage Corp. .............      554,653   2,013,000
 12,000  Fifth Third Bancorp ..........................      272,000     981,000
 50,875  Synovus Financial Corp. ......................      430,155   1,666,156
 10,000  Wachovia Corp. ...............................      364,350     811,250
                                                          ---------- -----------
                                                           6,094,215  17,910,656


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1997

                                                                        Market
 Shares Company                                              Cost       Value
 ------ -------                                              ----       ------
      HEALTH CARE -- 8.4%
      ----------------------------------------------------------------------

 38,500 Allergan Inc. .................................       926,295  1,292,156
 35,000 Johnson & Johnson..............................       721,314  2,305,625
 39,550 Life Technologies, Inc. .......................     1,114,788  1,315,037
                                                          ----------- ----------
                                                            2,762,397  4,912,818
      RETAIL & SERVICES -- 16.3%
      ----------------------------------------------------------------------

 43,000 Brady WH Co. CL A..............................       880,062  1,333,000
 24,000 Gannett Inc. ..................................       654,720  1,483,500
 65,000 G & K Services Inc. CL A.......................     1,984,095  2,730,000
 69,000 Walgreen Co. ..................................       602,837  2,164,875
 47,000 Wallace Computer Services, Inc. ...............     1,556,722  1,827,125
                                                          ----------- ----------
                                                            5,678,436  9,538,500
      UTILITY -- 1.3%
      ----------------------------------------------------------------------

 15,000 Century Telephone Enterprises .................       473,400    747,188
                                                          ----------- ----------
                                                              473,400    747,188
        TOTAL COMMON STOCKS............................   $24,239,836 46,643,894

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.0%
--------------------------------------------------------------------------------

  Principal                                       Purchase Maturity   Market
   Amount    Description                           Yield     Date      Value
 ----------- -----------                          -------- -------- -----------
 $11,663,461 Federal Home Loan Bank ...........    4.817%  01/02/98  11,663,461
                                                                    -----------
             TOTAL U. S. GOVERNMENT AGENCY
             OBLIGATIONS (COST -- $11,663,461).                      11,663,461
                                                                    -----------
             TOTAL INVESTMENTS (COST --
              $24,239,836) (99.8%).............                     $58,307,355
                                                                    ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

ASSETS:
Investments at market value:
 Common stocks (cost $24,239,836).................................  $46,643,894
 U.S. Government Agency Obligations at value (amortized cost
  $11,663,461)....................................................   11,663,461
                                                                   ------------
  Total investments...............................................   58,307,355
Cash..............................................................        2,641
Receivables:
 Dividends........................................................       75,621
 Shares sold......................................................      272,335
Prepaid expenses..................................................        1,617
                                                                   ------------
  Total Assets....................................................  $58,659,569
                                                                   ============
LIABILITIES:
Payables:
 Dividends payable................................................  $    42,022
 Due to adviser--Note B...........................................      122,674
 Shares redeemed..................................................        3,673
 Accrued expenses.................................................       75,142
                                                                   ------------
  Total Liabilities...............................................      243,511
                                                                   ------------
NET ASSETS:
Common stock ($.001 par value; 150,000,000 shares authorized and
 1,928,647 shares issued and outstanding).........................        1,929
Paid-in surplus...................................................   34,536,145
Net unrealized appreciation on investments........................   22,404,058
Accumulated undistributed net realized gain on investments........    1,473,146
Undistributed net investment income -- Note A.....................          780
                                                                   ------------
  Total Capital (Net Assets) (equivalent to $30.29 per share).....   58,416,058
                                                                   ------------
  Total Liabilities and Capital...................................  $58,659,569
                                                                   ============


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
  Dividends.......................................................  $  498,735
  Interest........................................................     298,357
                                                                   -----------
    Total investment income.......................................     797,092
EXPENSES:
  Management fees -- Note B.......................................     365,543
  12b-1 expenses -- Note B........................................      57,719
  Custodian fees..................................................      49,275
  Audit fees......................................................      36,495
  Transfer Agent fees.............................................      27,375
  Directors' fees.................................................      25,550
  Insurance expense...............................................      17,589
  Legal fees......................................................      17,030
  Shareholder reports.............................................      14,580
  Filing fees.....................................................       7,900
  Trade Association...............................................       1,926
  Organizational expenses -- Note A...............................         384
                                                                   -----------
                                                                       621,366
  Waiver of management fee by Adviser -- Note B................... (    40,862)
                                                                   -----------
    Total expenses................................................     580,504
                                                                   -----------
      Net investment income.......................................     216,588
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments -- Note A......................   4,695,525
  Change in unrealized appreciation on investments................  10,764,036
                                                                   -----------
    Net gain on investments.......................................  15,459,561
                                                                   -----------
      Net increase in net assets resulting from operations........ $15,676,149
                                                                   ===========


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                        For the year ended
                                                           December 31,
                                                         1997         1996
                                                      -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income............................... $   216,588  $   164,312
 Net realized gain on investments....................   4,695,525    1,724,517
 Net change in unrealized appreciation on
  investments........................................  10,764,036    3,972,253
                                                      -----------  -----------
   Net increase in net assets from operations........  15,676,149    5,861,082

DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income...............................    (214,232)    (164,559)
 Net realized gain from investment transactions......  (3,222,379)  (1,724,524)
                                                      -----------  -----------
   Total distributions...............................  (3,436,611)  (1,889,083)

FROM CAPITAL SHARE TRANSACTIONS:

 Proceeds from 113,607 and 81,426 shares issued in
  reinvestment of dividends, respectively............   3,394,590    1,856,523
 Proceeds from 357,550 and 186,661 shares sold,
  respectively.......................................   9,612,901    4,059,750
 Cost of 94,849 and 115,031 shares repurchased,
  respectively.......................................  (2,458,498)  (2,519,966)
                                                      -----------  -----------
   Net increase in net assets from capital share
    transactions.....................................  10,548,993    3,396,307
                                                      -----------  -----------
    Total increase in net assets.....................  22,788,531    7,368,306

NET ASSETS:
 Beginning of period.................................  35,627,527   28,259,221
                                                      -----------  -----------
 End of period (including undistributed net
  investment income of $780 in 1997 and distributions
  in excess of net investment income of $1,576 in
  1996).............................................. $58,416,058  $35,627,527
                                                      ===========  ===========


                       See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1997, the Fund did not have a tax-basis capital loss carryforward. In addition, from November 1, 1997 through December 31, 1997, the Fund did not incur any net realized capital losses. If the Fund had incurred net capital losses during this period, as permitted by tax regulations, the Fund would elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1998.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE B -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. which owns 41,694 shares of the Fund. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 1997 exceed 1.30% of average daily net assets. For the year ended December 31, 1997, there was no reimbursement necessary from the Adviser and the waiver of the management fee amounted to $40,862.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, received sales charges of approximately $250,204. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 548,325 shares of the Fund as of December 31, 1997.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard Lyons. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $500 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

NOTE C -- PORTFOLIO TRANSACTIONS

For the year ended December 31, 1997, purchases and proceeds from sale of investment securities (excluding short-term securities) were $8,652,260 and $9,632,118, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At December 31, 1997, the gross unrealized appreciation and depreciation on investments was $22,979,530 and $575,472, respectively, resulting in net unrealized appreciation of $22,404,058.

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                   For the year ended December 31,
                            1997        1996        1995        1994        1993
                          ---------   ---------   ---------   ---------   ---------
Net asset value:
 Beginning of period....   $22.95      $20.20      $15.98      $15.69      $15.19
                          ---------   ---------   ---------   ---------   ---------
Net investment income...     0.12        0.11        0.15        0.12        0.13
Net realized and
 unrealized gain on
 investments............     9.13        3.92        4.82        0.29        0.50
                          ---------   ---------   ---------   ---------   ---------
Total from investment
 operations.............     9.25        4.03        4.97        0.41        0.63
                          ---------   ---------   ---------   ---------   ---------
Less dividends from net
 investment income......  (  0.12)    (  0.11)    (  0.15)    (  0.12)    (  0.13)
Less dividends from net
 realized gain on
 investments............  (  1.79)    (  1.17)    (  0.60)    (  0.00)    (  0.00)
                          ---------   ---------   ---------   ---------   ---------
Total distributions.....  (  1.91)    (  1.28)    (  0.75)    (  0.12)    (  0.13)
                          ---------   ---------   ---------   ---------   ---------
Net asset value:
 End of period..........   $30.29      $22.95      $20.20      $15.98      $15.69
                          =========   =========   =========   =========   =========
Total Investment
 Return(1)..............    40.41%      19.98%      31.10%       2.60%       4.13%
SIGNIFICANT RATIOS AND
SUPPLEMENTAL DATA
Ratio of operating
 expenses to average net
 assets.................     1.30%(d)    1.58%(c)    1.75%(b)    1.75%(a)    1.75%
Ratio of net investment
 income to average net
 assets.................      .49%(d)     .52%(c)     .82%(b)     .68%(a)     .75%
Portfolio turnover rate.    22.20%      18.79%      27.50%      20.10%      59.64%
Average commission rate
 paid per share.........   $ 0.0605    $ 0.0600    $ 0.0604    $ 0.0609    $ 0.0705
Net assets, end of
 period (000s omitted)..   $ 58,416    $ 35,628    $ 28,259    $ 20,476    $ 23,758

(a) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.94% and 0.50%, respectively, for the year ended December 31, 1994.
(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.
(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.64% and 0.45%, respectively, for the year ended December 31, 1996.
(d) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.
(1) Excludes maximum sales charge of 4.75%.

                        REPORT OF INDEPENDENT AUDITORS

To the Directors and Shareholders
Hilliard Lyons Growth Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of Hilliard Lyons Growth Fund, Inc., including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hilliard Lyons Growth Fund, Inc. at December 31, 1997, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                       /s/ ERNST & YOUNG LLP

January 16, 1998

                                    [LOGO]

                                HILLIARD LYONS
                                  GROWTH FUND


                                 ANNUAL REPORT
                               DECEMBER 31, 1997


                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky  40202
                                (502) 588-8400
                                (800) 444-1854


                                   DIRECTORS

William A. Blodgett, Jr.   Gilbert L. Pamplin
Donald F. Kohler           Dillman A. Rash
John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman
Samuel C. Harvey -- President
Thomas A. Corea -- Vice President
Joseph C. Curry, Jr. -- Vice President, Treasurer and Secretary
Dianna P. Wengler -- Vice President

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
P.O. Box 32760
Louisville, Kentucky 40232-2760
(502) 588-9145
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.


                                 ANNUAL REPORT
                               DECEMBER 31, 1997